Filed pursuant to Rule 497(a)(1)
File No. 333-157217
Rule 482ad

This Form 497AD is being filed to provide updated versions of certain investor materials used in connection with the public offering of common stock of Keating Capital, Inc. The following investor materials are attached hereto:

1. Investor Executive Summary
2. Investor Offering Terms
3. Investor Brochure
4. Keating Capital Website
5. Keating Capital Tombstone Advertisement

1. Investor Executive Summary

KEATING CAPITAL

Equity Partners for Companies Primed to Become Public®

www.KeatingCapital.com

Executive Summary

Keating Capital, Inc. is a business development company that specializes in making pre-IPO investments in innovative, high growth companies that are committed to and capable of becoming public. Keating Capital provides individual investors with the ability to participate in a unique fund that invests in a company's late stage, pre-IPO financing round—an opportunity that has historically been reserved for institutional investors.

Alternative Equity Alternative equity investments are managed assets that are generally accessible only to wealthy investors and that typically have low correlations to traditional categories of investments, like stocks and bonds. Alternative equity investments are generally designed to help investors diversify their portfolios and potentially manage risk exposure more effectively, and/or to enhance return.

Opportunity Research shows that publicly traded companies are potentially valued higher than comparable private company peers because investors are generally willing to pay a premium for liquidity. Investors willing to accept illiquidity in the form of a private, pre-IPO investment can attempt to capture the potential valuation differential once a company becomes publicly traded. Keating Capital intends to provide its stockholders an opportunity to participate in the potential increase in value that can occur as portfolio companies transition from private to public status and the potential accelerated earnings growth following an infusion of capital.

Objective Although Keating Capital may receive current income in the form of interest and dividends from some of its portfolio company investments, the primary return strategy will be to generate capital gains through its equity investments in micro-cap and small-cap companies. Keating Capital intends to maximize capital appreciation through two distinct events:

1) A potential increase in valuation as a result of portfolio companies going public; and
2) Potential earnings growth as a result of an infusion of equity capital in portfolio companies.

Strategy Keating Capital is a pool of capital that is fundamental, patient and uniquely dedicated to making pre-IPO investments.

Adviser Keating Investments, LLC, an SEC-registered investment adviser, has a 14-year track record of investing in and working with micro-cap public companies and has assisted 20 companies in achieving public company status.

Liquidity Keating Capital intends to obtain an exchange listing of its shares in Q4 2011. If Keating Capital is unable to obtain an exchange listing, it intends to have its shares of common stock quoted over-the-counter until it is able to obtain an exchange listing. There can be no assurance that Keating Capital will be successful in obtaining a listing of its shares on an exchange or over-the-counter in the manner or within the time frame it proposes, if at all (see page 43 of the Prospectus for a complete description of this risk factor).

Why Invest? Investors in Keating Capital are able to participate in pre-IPO investments at a discount to anticipated IPO prices. The primary source of quarterly distributions is expected to be from net capital gains realized from the sale of portfolio company investments.

October 2010

This sales and advertising literature does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Keating Capital, Inc. before investing. The offering may be made only by means of a Prospectus, copies of which must accompany or precede this literature.

No offering is made to New York residents except by a Prospectus filed with the Department of Law of the State of New York. The attorney general of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

An investment in Keating Capital, Inc. is subject to significant risks. A detailed description of the risk factors involved in an investment in Keating Capital, Inc. may be found in the section of the Prospectus entitled "Risk Factors." You should read and understand all of these risk factors before making your decision to invest in shares of Keating Capital, Inc.'s common stock.

- Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.
- We are currently in a period of capital markets disruption and we continue to experience recessionary conditions. These conditions are likely to have a more severe impact on micro-cap and small-cap companies, which may adversely affect our portfolio companies and reduce the number of potential micro-cap and small-cap company investments that meet our investment criteria.
- The potential for Keating Investments to earn incentive fees under the Investment Advisory and Administrative Services Agreement may create incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case.
- Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of losses suffered by a few of these investments.
- We expect to concentrate our investments in micro-cap and small-cap companies, which are subject to many risks, including periodic downturns.
- We are a new company with a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.
- Our investment adviser and its management have no prior experience managing a business development company.
- A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments.
- We will remain subject to corporate-level income tax if we are unable to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, or the Code.
- Keating Investments and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.
- As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.
- The amount of any distributions we may make is uncertain. We may not be able to pay you distributions, and our distributions may not grow over time.
- We do not anticipate generating net ordinary income to distribute to our stockholders in the near future, and if we do make distributions, they will likely be paid from our realized net capital gains.
- Our distributions may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from this offering or realized any net capital gains from the disposition of our investments, and thus portions of the distributions that we make may represent a return of capital.
- There is currently no public market for shares of our common stock, and we may be unable to obtain a listing of our shares on an exchange or the over-the-counter within our proposed timeframe. As a result, it may be difficult for you to sell your shares.
- Since we have raised the minimum offering amount, the purchase price at which you purchase shares will be determined at each monthly closing date. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price.
- This is a "best efforts" offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets underperform.

This sales and advertising literature must be read in conjunction with the Prospectus in order to fully understand all of the implications and risks of the offering of securities to which it relates. A copy of the Prospectus must be made available to you in connection with this offering.

The shares will be offered to the public through Andrews Securities, LLC, which will act as the dealer manager, and through other selected dealers that are members of FINRA. Securities are not FDIC-insured, nor bank guaranteed, and may lose value. Broker-dealers are reminded that communications sent or delivered to any person must be accompanied or preceded by a Prospectus in accordance with the Securities Act of 1933, as amended. This is neither an offer to sell or a solicitation of an offer to buy the securities described herein. An offering is made only by the Prospectus. For more information please see Keating Capital's Web site: www.KeatingCapital.com.

2. Investor Offering Terms

KEATING CAPITAL

Equity Partners for Companies Primed to Become Public®

www.KeatingCapital.com

Offering Terms

Keating Capital, Inc. is a business development company that specializes in making pre-IPO investments in innovative, high growth companies that are committed to and capable of becoming public. Keating Capital provides individual investors with the ability to participate in a unique fund that invests in a company's late stage, pre-IPO financing round—an opportunity that has historically been reserved for institutional investors.

Offering	Continuous public offering of up to 10 million shares of common stock which will conclude on June 30, 2011.
Initial Price per Share	$10 per share (subject to the terms of this offering).
Minimum Investment	$5,000; additional purchases available in increments of $1,000.
Suitability Standards	Investors must have either (i) a net worth (not including home, furnishings, and personal automobile) of at least $70,000 and an annual gross income of at least $70,000; or (ii) a net worth of at least $250,000. Keating Capital's suitability standards also require that a potential investor (i) can reasonably benefit from an investment in Keating Capital based on such investor's overall investment objective and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder's overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his entire investment, (c) the lack of initial liquidity of the shares, (d) the background and qualifications of Keating Capital's investment adviser, Keating Investments, LLC, and (e) the tax consequences of the investment. Certain states may have additional suitability requirements (see "Suitability Standards" in Keating Capital's Prospectus for certain state's suitability standards).
Qualified Accounts	Keating Capital is eligible to be purchased in qualified accounts.
Distributions	Distributions may be declared and paid quarterly beginning the first calendar quarter after the month in which Keating Capital has raised at least $10 million from the sale of shares in this public offering to investors not affiliated with Keating Capital or its investment adviser. The primary source of quarterly distributions is expected to be from net capital gains realized from the sale of portfolio company investments. During the pendency of this public offering, quarterly distributions may be paid in an amount reflecting all or a portion of any net unrealized appreciation on portfolio company investments.
Liquidity	Keating Capital intends to obtain an exchange listing of its shares in Q4 2011. If Keating Capital is unable to obtain an exchange listing, it intends to have its shares of common stock quoted over-the-counter until it is able to obtain an exchange listing. There can be no assurance that Keating Capital will be successful in obtaining a listing of its shares on an exchange or over-the-counter in the manner or within the time frame it proposes, if at all (see page 43 of the Prospectus for a complete description of this risk factor).
Dealer Manager	Andrews Securities, LLC.

This sales and advertising literature does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Keating Capital, Inc. before investing. The offering may be made only by means of a Prospectus, copies of which must accompany or precede this literature.

No offering is made to New York residents except by a Prospectus filed with the Department of Law of the State of New York. The attorney general of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

An investment in Keating Capital, Inc. is subject to significant risks. A detailed description of the risk factors involved in an investment in Keating Capital, Inc. may be found in the section of the Prospectus entitled "Risk Factors." You should read and understand all of these risk factors before making your decision to invest in shares of Keating Capital, Inc.'s common stock.

- Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.
- We are currently in a period of capital markets disruption and we continue to experience recessionary conditions. These conditions are likely to have a more severe impact on micro-cap and small-cap companies, which may adversely affect our portfolio companies and reduce the number of potential micro-cap and small-cap company investments that meet our investment criteria.
- The potential for Keating Investments to earn incentive fees under the Investment Advisory and Administrative Services Agreement may create incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case.
- Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of losses suffered by a few of these investments.
- We expect to concentrate our investments in micro-cap and small-cap companies, which are subject to many risks, including periodic downturns.
- We are a new company with a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.
- Our investment adviser and its management have no prior experience managing a business development company.
- A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments.
- We will remain subject to corporate-level income tax if we are unable to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, or the Code.
- Keating Investments and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.
- As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.
- The amount of any distributions we may make is uncertain. We may not be able to pay you distributions, and our distributions may not grow over time.
- We do not anticipate generating net ordinary income to distribute to our stockholders in the near future, and if we do make distributions, they will likely be paid from our realized net capital gains.
- Our distributions may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from this offering or realized any net capital gains from the disposition of our investments, and thus portions of the distributions that we make may represent a return of capital.
- There is currently no public market for shares of our common stock, and we may be unable to obtain a listing of our shares on an exchange or over-the-counter within our proposed timeframe. As a result, it may be difficult for you to sell your shares.
- Since we have raised the minimum offering amount, the purchase price at which you purchase shares will be determined at each monthly closing date. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price.
- This is a "best efforts" offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets underperform.

This sales and advertising literature must be read in conjunction with the Prospectus in order to fully understand all of the implications and risks of the offering of securities to which it relates. A copy of the Prospectus must be made available to you in connection with this offering.

The shares will be offered to the public through Andrews Securities, LLC, which will act as the dealer manager, and through other selected dealers that are members of FINRA. Securities are not FDIC-insured, nor bank guaranteed, and may lose value. Broker-dealers are reminded that communications sent or delivered to any person must be accompanied or preceded by a Prospectus in accordance with the Securities Act of 1933, as amended. This is neither an offer to sell or a solicitation of an offer to buy the securities described herein. An offering is made only by the Prospectus. For more information please visit Keating Capital's Web site, www.KeatingCapital.com.

3. Investor Brochure

KEATING CAPITAL

Equity Partners for Companies Primed to Become Public®

Pre-IPO Investments: An Alternative Investment Opportunity

October 2010

This sales and advertising literature does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Keating Capital, Inc. before investing. The offering may be made only by means of a Prospectus, copies of which must accompany or precede this literature.

No offering is made to New York residents except by a Prospectus filed with the Department of Law of the State of New York. The attorney general of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

An investment in Keating Capital, Inc. is subject to significant risks. A detailed description of the risk factors involved in an investment in Keating Capital, Inc. may be found in the section of the Prospectus entitled "Risk Factors." You should read and understand all of these risk factors before making your decision to invest in shares of Keating Capital, Inc.'s common stock.

- Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.
- We are currently in a period of capital markets disruption and we continue to experience recessionary conditions. These conditions are likely to have a more severe impact on micro-cap and small-cap companies, which may adversely affect our portfolio companies and reduce the number of potential micro-cap and small-cap company investments that meet our investment criteria.
- The potential for Keating Investments to earn incentive fees under the Investment Advisory and Administrative Services Agreement may create incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case.
- Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of losses suffered by a few of these investments.
- We expect to concentrate our investments in micro-cap and small-cap companies, which are subject to many risks, including periodic downturns.
- We are a new company with a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.
- Our investment adviser and its management have no prior experience managing a business development company.
- A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments.
- We will remain subject to corporate-level income tax if we are unable to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, or the Code.
- Keating Investments and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.
- As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.
- The amount of any distributions we may make is uncertain. We may not be able to pay you distributions, and our distributions may not grow over time.
- We do not anticipate generating net ordinary income to distribute to our stockholders in the near future, and if we do make distributions, they will likely be paid from our realized net capital gains.
- Our distributions may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from this offering or realized any net capital gains from the disposition of our investments, and thus portions of the distributions that we make may represent a return of capital.
- There is currently no public market for shares of our common stock, and we may be unable to obtain a listing of our shares on an exchange or the over-the-counter within our proposed timeframe. As a result, it may be difficult for you to sell your shares.
- Since we have raised the minimum offering amount, the purchase price at which you purchase shares will be determined at each monthly closing date. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price.
- This is a "best efforts" offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets underperform.

This sales and advertising literature must be read in conjunction with the Prospectus in order to fully understand all of the implications and risks of the offering of securities to which it relates. A copy of the Prospectus must be made available to you in connection with this offering.

The shares will be offered to the public through Andrews Securities, LLC, which will act as the dealer manager, and through other selected dealers that are members of FINRA. Securities are not FDIC-insured, nor bank guaranteed, and may lose value. Broker-dealers are reminded that communications sent or delivered to any person must be accompanied or preceded by a Prospectus in accordance with the Securities Act of 1933, as amended. This is neither an offer to sell or a solicitation of an offer to buy the securities described herein. An offering is made only by the Prospectus. For more information please see Keating Capital's Web site: www.KeatingCapital.com.

An Alternative Investment Opportunity in Pre-IPO Companies

Alternative equity investments are investments outside the traditional categories of stocks, bonds and cash.

One attractive alternative equity investment strategy involves investing in the stock of companies that have growth potential but are not yet trading on a public exchange. These "pre-IPO" investments can be accessed through an investment in a new business development company called Keating Capital.

Keating Capital creates the potential for "event-driven" returns by investing growth capital in micro-cap and small-cap companies before their stock becomes publicly traded. These returns, which Keating Capital believes are independent of the overall stock market return, arise from the expansion in valuation multiples that typically occurs when companies are transformed from private to public status, and may potentially exceed returns generated by traditional marketable securities.



What is a Business Development Company?

A business development company (BDC) is an investment company that raises a fixed amount of capital through a public offering (many BDCs are set up as closed-end investment funds). A BDC may then be listed and may be traded on a public stock exchange. Unlike regular stocks, BDC stocks represent an interest in a specialized portfolio of securities that is actively managed by an investment adviser and which typically concentrates on a specific industry, geographic market, or sector. A major difference between a BDC like Keating Capital and a venture capital fund is that Keating Capital provides smaller, non-accredited investors a unique opportunity to benefit from investments in companies made just before those companies "go public."

What is an Event-Driven Strategy?

An event-driven strategy is designed to capture a change in valuation as a result of a particular event. Keating Capital's event-driven strategy is linked to a company's transformation from private to public status, which potentially triggers a significant expansion in the company's valuation multiples.

Alternatives and Modern Portfolio Theory

According to Dr. Harry M. Markowitz, the Nobel Prize-winning economist and father of modern portfolio theory, portfolios can be diversified to include assets that have low or negative correlations to traditional categories of investments, like stocks and bonds. In certain cases, alternative investment products may be among those assets that can help diversify portfolios and potentially manage risk exposure more effectively, and/or potentially enhance return.

What are micro-cap and small-cap companies?

Keating Capital defines micro-cap companies as companies with market capitalizations below $250 million and small-cap companies as companies with market capitalizations between $250 million and $1 billion.

Keating Capital Provides Access to Pre-IPO Investment Opportunities

Keating Capital, Inc. is a business development company that specializes in making pre-IPO investments in innovative, high growth companies that are committed to and capable of becoming public. Keating Capital provides individual investors with the ability to participate in a unique fund that invests in a company's late stage, pre-IPO financing round—an opportunity that has historically been reserved for institutional investors.



Keating Capital believes that once public, a company's equity typically trades at higher valuations than comparable private companies (see chart on page 4). Key drivers of the fund's investment returns will be the potentially accelerated earnings growth of the portfolio companies after a capital infusion and their expected step-up in valuation when they go public.

> "Market participants willing to accept illiquidity achieve a significant edge in seeking high risk-adjusted returns. Because market players routinely overpay for liquidity, serious investors benefit by avoiding overpriced liquid securities and embracing less liquid alternatives."
>
> *– David Swensen, Chief Investment Officer, Yale University*

Investment Opportunity

Research shows that publicly traded companies are potentially valued higher than comparable private company peers because investors are generally willing to pay a premium for a public stock that they have the option to sell immediately. This means that two companies operating in the same industry with similar revenue, profit margins and growth prospects could have dramatically different valuations based largely on their ownership status, namely whether they are privately or publicly held. Keating Capital's investment thesis is that this valuation gap can be captured over time by making a pre-IPO investment in a micro-cap or small-cap company and then taking the company public with a goal of having a higher valuation multiple.

Capital & Managerial Assistance

As part of its investment process, Keating Capital will partner with each portfolio company's management team by providing growth capital. Upon request, Keating Capital will also provide expertise on the going public process, and guidance on how to become an exchange-listed company.

Keating Capital intends to sell its stake in any given portfolio company through open market sales generally within two to three years of its investment, and after that portfolio company has achieved earnings and P/E growth.

The Private-to-Public Valuation Differential

Keating Capital intends to invest in companies at pre-public valuation levels, help take the companies public, and then sell its shares in the companies in the public markets where they are potentially liquid and where the valuations can be substantially higher.

This chart illustrates that regardless of the valuation metric chosen, public companies are typically valued higher than comparable private companies.

Public Companies Enjoy Higher Valuations



Private Company Median
Public Company Median
Valuation Multiple
30x
20x
10x
0x
194% higher
0.5x
1.5x
284% higher
3.7x
14.2x
334% higher
5.9x
25.8x
Price/Sales
Price/EBITDA+
Price/Net Income**

Source: Pratt's Stats® at BVMarketData.com, Public Stats™ at BVMarketData.com as of May 14, 2010, for transaction between January 1, 2005, and December 31, 2009. Used with permission from Business Valuation Resources, LLC.

+Valuation based on 6,000+ private and public company transactions under $100 million.

***Keating Investments, LLC calculations based on those companies having positive net income and EBITDA; valuation data based on private and public company transactions under $100 million.*

Focused Investment Strategy



Keating Capital's strategy is designed to reward investors in two ways:

- First, through capturing and monetizing the potential difference in value between private and public companies. In other words, investing at pre-public valuations and capturing the potential increase in valuation after a company goes public.
- Second, through earnings growth. This is the anticipated increase in each portfolio company's profits after the company has obtained financing.

Keating Capital intends to provide capital principally to U.S.-based private companies which, if public, would have a market capitalization below $1 billion. Keating Capital may also make investments on an opportunistic basis in U.S.-based publicly-traded companies with market capitalizations of less than $250 million, as well as foreign companies that otherwise meet its investment criteria.

Although Keating Capital may receive current income in the form of interest and dividends from some of its portfolio company investments, the primary return strategy will be to attempt to generate capital gains through its equity investments in micro-cap and small-cap companies.

Keating Capital's plan for generating returns is based on the potential private-to-public valuation differential, which it believes persists in nearly all market cycles. Keating Capital believes this valuation differential grows over time for companies that improve their financial performance after going public.

Of course, it is important to note that there can be no assurances that any of Keating Capital's strategy objectives will be met.



Keating Capital's strategy is fundamentally based on the potential private-to-public valuation differential, which Keating Capital believes is a result of the fact that investors are typically willing to pay a premium for the liquidity and transparency associated with public company status.

Liquidity for Investors

Keating Capital intends to obtain an exchange listing of its shares in Q4 2011. If Keating Capital is unable to obtain an exchange listing, it intends to have its shares of common stock quoted over-the-counter, until it is able to obtain an exchange listing. There can be no assurance that Keating Capital will be successful in obtaining a listing of its shares on an exchange or over-the-counter in the manner or within the timeframe it proposes, if at all.

If and to the extent Keating Capital's shares become listed on an exchange or over-the-counter, investors will generally have the ability to buy and sell those shares in the same manner as any other publicly listed security.



The potential market opportunity in financing public-ready businesses that can become successful micro-cap and small-cap companies

- Continued need for growth capital. Keating Capital believes a significant opportunity exists to provide growth, expansion and other types of capital to public-ready, micro-cap and small-cap companies.
- Limited IPO financing. Keating Capital intends to focus on companies that it believes are seeking a pre-IPO round of growth capital prior to or as part of either an anticipated IPO or an alternative going public process.
- Benefits of being a public company. After going public, companies in the Keating Capital portfolio may benefit from increased valuations, liquidity, access to capital and the ability to use their stock as potential acquisition currency.

Benefits of Keating Capital's Strategy for Investing in Pre-IPO Opportunities

Simple. Investors in Keating Capital are able to participate in pre-IPO investments at a discount to anticipated IPO prices.



Unleveraged. Keating Capital is designed to generate returns without the use of borrowed funds.

Potential Liquidity. Keating Capital intends to obtain an exchange or over-the-counter listing in Q4 2011, thereby enabling investors to trade their shares in the same manner as other publicly listed securities.

Transparency. Keating Capital potentially provides two layers of transparency because it is currently a public reporting company, and it intends to invest in portfolio companies that are committed to obtaining public company status.

Accessibility. Minimum investment of $5,000 is small relative to other alternative investments.

Why Invest?

Keating Capital intends to create a pool of fundamental, patient capital that is uniquely dedicated to making pre-IPO investments. Keating Capital believes that there is currently limited competition from banks, PIPE funds or hedge funds that might otherwise be providers of this type of transitional capital. Keating Capital intends to become a "go-to" source of capital for private companies seeking financing before going public.

Investors in Keating Capital are able to participate in pre-IPO investments at a discount to anticipated IPO prices. The primary source of quarterly distributions is expected to be from net capital gains realized from the sale of portfolio company investments.

Please contact your Financial Professional for additional information and to discuss whether this alternative investment strategy may be right for you.

About Keating Investments

- Founded in 1997 by Tim Keating, who previously held senior management positions at Bear Stearns, Nomura and Kidder, Peabody in both New York and London and who is a 1985 graduate of Harvard College
- SEC Registered Investment Adviser that manages Keating Capital
- Focused on creating substantial, incremental stockholder value for emerging growth companies by taking them public

KEATING CAPITAL

5251 DTC Parkway, Suite 1000
Greenwood Village, CO 80111
www.KeatingCapital.com

October 2010

4. Keating Capital Website

Equity Partners for Companies Primed to Become Public™

Keating Capital, Inc. is a business development company that specializes in making pre-IPO investments in innovative, high growth private companies that are committed to and capable of becoming public.

For Investors

- Unique Fund
- How the Fund Works
- How to Invest

For Companies

- Equity Partners
- Investment Criteria
- Investment Structures

About Keating Capital

Keating Capital, Inc. is a business development company that specializes in making pre-IPO investments in innovative, high growth private companies that are committed to and capable of becoming public. We provide individual investors with the ability to participate in a unique fund that invests in a private company's late stage, pre-IPO financing round — an opportunity that has historically been reserved for institutional investors.

Call us: (720) 889-0139

Email: info@keatingcapital.com

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Investment Criteria

- Later stage, $10 million+ in revenue
- Seeking growth capital
- At or near EBITDA profitability
- Accelerating earnings growth
- Public listing within 18 months; exchange qualified
- Public market sizzle

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

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About Us

Overview

Keating Investments, LLC is a Denver-based SEC registered investment adviser, providing investment management and advisory services to Keating Capital, Inc.

Keating Investments was founded in August 1997 by Timothy J. Keating. Previously, he held senior management positions in the equity and equity derivative departments of Bear Stearns, Nomura and Kidder, Peabody in both London and New York.

The core of the Keating Investments team has worked together for many years investing in, and providing direct managerial assistance to, private companies seeking to go public.

About Us

Team

Keating Investments, LLC is the investment adviser to Keating Capital, Inc. The Keating Investments team is set forth below.
For a complete list of the executive officers, directors and committees of Keating Capital, please see our Corporate Governance page.

Investment Committee

Timothy J. Keating

President

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- 1997 Founded Keating Investments
- 1994 – 1997 Managing Director of Bear Stearns International Limited (London) responsible for proprietary trading
- 1990 – 1994 Founder of European Equity Derivative Products department at Nomura International plc (London)
- 1985 – 1990 Proprietary trader and institutional salesman at Kidder, Peabody & Co., Inc. in New York and London
- 1985 AB in Economics, *Cum Laude*, from Harvard College

Kyle L. Rogers

Chief Investment Officer

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- 2001 Joined Keating Investments
- 1999 – 2001 Financial Analyst at Goldman Sachs & Co. in New York and Chicago
- 1999 BA in Government, Captain of varsity football team, Dartmouth College
- CFA Charterholder

Frederic (Rick) M. Schweiger

Chief Operating Officer

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- 2010 Joined Keating Investments
- 1999 – 2010 Founded Garisch Financial, Inc., which provided business and financial consulting services to private companies with a going public strategy
- 2004 – 2006 Registered representative of Keating Securities
- 1993 – 1999 CFO of Old World Industries
- 1991 – 1993 Chief Acquisition Officer of The Boucher Group, Inc. in charge of business acquisitions, corporate finance and risk management
- 1987 Masters of Law in Taxation from New York University
- 1985 – 1990 Corporate attorney with concentration in mergers and acquisitions, corporate finance, tax planning and employee benefits
- 1985 JD, *Magna Cum Laude*, from Marquette University Law School
- 1982 B.B.A. in Accounting, *Magna Cum Laude*, from University of Notre Dame

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Origination

Jaran T. Burt

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- 2010 Joined Keating Investments
- 2009 Summer associate at Keating Investments
- 2005 – 2008 Manager at U.S. Synthetic
- 2010 MBA from the University of Denver
- 2008 BA from Brigham Young University

Rexford A. Darko

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- 2008 Joined Keating Investments
- 2004 – 2007 Founder of Griffen-Rose LLC, a boutique equity research firm in New York
- 2002 – 2003 Due diligence analyst at Prospect Street Ventures, a New York venture capital firm
- 1993 – 2000 Founder of Goldline Entertainment Services
- 2001 MBA, Dean's List, from Columbia Business School
- 1991 Masters in Law from University of London

Christine M. Neusen

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- 2009 Joined Keating Investments
- 2008 – 2009 Accounting Associate at Private Advisors, LLC in Richmond, VA
- 2004 – 2008 Doctor of Chiropractic, practicing in Oregon, Colorado, and Virginia
- 2004 Doctorate in Chiropractic, *Magna Cum Laude*, from Western States Chiropractic College
- 2001 Dean's List, University of Wisconsin – Madison

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Corporate

Margie L. Blackwell

Investor Relations Director

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- 2000 Joined Keating Investments
- 1993 – 2000 Consultant for specialty physicians practice in Denver
- 1982 – 1993 Plan Manager for Tele-Communications, Inc.'s Employee Stock Purchase Plan
- 1978 – 1981 Special Projects Assistant for Director of Department of Defense Dependents Schools-Pacific

Christy K. Eaton

National Accounts

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- 2010 Joined Keating Investments
- 2009 – 2010 National Accounts Director for Keating Capital, Inc. at Andrews Securities, LLC (fka Keating Securities)
- 2007 – 2009 Quantitative Risk Analyst at CR Intrinsic Investors, LLC (a division of S.A.C. Capital)
- 2004 – 2007 Asia Ex-Japan Institutional Sales for Derivatives and Cash Equities at Deutsche Bank Securities, Inc
- 2000 – 2003 Internal Audit and GL Accountant for Crested Butte Mountain Resort, Inc
- 2004 MBA with Honors, Beta Gamma Sigma, from Thunderbird School of Global Management
- 2000 BA in Spanish Education, *Summa Cum Laude*, from Western State College

Ranjit P. Mankekar

Chief Financial Officer

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- 2006 Joined Keating Investments
- 1999 – 2006 Manager, Audit and Assurance Services with PricewaterhouseCoopers, LLP
- 1999 Recipient of the Colorado Society of Certified Public Accountants Gold Medal for earning the highest score in Colorado's May CPA Exam
- 1999 MS in Accounting and BS in Business Administration, *Summa Cum Laude*, from the University of Colorado at Boulder

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About Us

Keating Logo Explained by Founder Tim Keating



One of the most frequently asked questions about Keating Investments is: "What's the story with the logo?" Here's the answer: My wife Stephanie and I wanted a design that incorporated the following three emotive elements into the logo.

Meaningful

Ayn Rand, my favorite author, used a distinct formula of "last name + industry" in creating the names of her characters' businesses (e.g. Rearden Steel). Thus, the model for "Keating Investments." By using my last name, we thought it would be easy for people to connect me to the Firm and to distinguish it from generic names like "Global" or "First", etc. We figured we had as much a right as anyone to incorporate the letter "K" in my logo.

Celtic

Since I am of Irish ancestry, we wanted the overall logo design to reflect my Celtic roots. For graphic ideas, we consulted *The Book of Kells* (Dublin, Trinity College Library) — an ornately illustrated manuscript, produced by Celtic monks around AD 800 in the style known as Insular art. It is one of the more lavishly illustrated manuscripts to survive from the Middle Ages and has been described as the zenith of Western calligraphy. Upon careful review, we discovered that no letter "K" existed in Gaelic. So we simply took some artistic liberties and created our own stylized version. The gold lattice is very similar to the calligraphy found throughout *The Book of Kells*.

Investors

Opportunity: Value Premium Generally Associated with Public Companies

Publicly traded companies are generally valued higher than comparable private company peers because investors are generally willing to pay a premium for liquidity. Investors willing to accept illiquidity in the form of a private, pre-IPO investment can attempt to capture the potential valuation differential once a company becomes public.

> *"Because market players routinely overpay for liquidity, serious investors benefit by avoiding overpriced liquid securities and by embracing less liquid alternatives."*
>
> *-David Swensen, Chief Investment Officer, Yale University*


Sales
Expenses
Profits
Private
"Liquidity Premium"
Sales
Expenses
Profits
Public

> Find out more about our Unique Fund

Investors

Unique Fund

Keating Capital is a pool of capital that is fundamental, patient and uniquely dedicated to making pre-IPO investments. This gives investors in Keating Capital the ability to indirectly participate in the final rounds of financing for late stage private companies just *before they intend to go public*. To the best of our knowledge, Keating Capital is the only fund of its kind in the United States.

Opportunity: Value Premium Generally Associated with Public Companies

Publicly traded companies are generally valued higher than comparable private company peers because investors are generally willing to pay a premium for liquidity. Investors willing to accept illiquidity in the form of a private, pre-IPO investment can attempt to capture the potential valuation differential once a company becomes public.

Private to Public Transformation

Keating Capital intends to provide its shareholders with an opportunity to participate in the potential increase in value that can occur as portfolio companies transition from private to public status and potential accelerated earnings growth following an infusion of capital.

> How the Fund Works

Call us: (720) 889-0139

Email: info@keatingcapital.com

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

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Investors

How the Fund Works

Keating Capital is a perpetual fund, in which each stockholder is proportionally invested in all of the fund's holdings and will receive a proportional distribution of any income and capital gains generated by the fund. Stockholders will be able to sell their shares of Keating Capital once the fund is publicly traded, which is expected to occur in Q4 2011.


Investor Cash Flows
Fund Operations
Stock Exchange
IPO
Investors can sell Keating Capital shares once publicly traded, which is expected in Q4 2011
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Keating Capital may sell shares of portfolio companies once listed on an exchange
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Portfolio companies go public and potentially increase in value
Portfolio Companies
Investors
Keating Capital distributes any capital gains to shareholders (which may be reinvested)
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Keating Capital reinvests principal in new portfolio companies; cycle repeats
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Investors buy shares in Keating Capital
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KEATING CAPITAL
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Keating Capital invests in portfolio companies

Call us: (720) 889-0139

Email: info@keatingcapital.com

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

Read more

Business Development Company Structure

Keating Capital has elected to be regulated as a business development company ("BDC"), which is a type of closed-end investment company created by Congress in 1980 in an effort to help public capital reach smaller and growing private and public companies. BDCs are similar in structure to private equity or venture capital funds that offer and sell their shares to the public, but with different investment strategies and objectives. By law, a BDC must make at least 70% of its investments in "Eligible Portfolio Companies", which are generally U.S. companies that are either private or have a market capitalization of less than $250 million.

> How to Invest

Investors

Please review the following risks factors in order to proceed.

☐ Please check this box and click 'accept' to acknowledge that you have read the following risk factors and that you are ready to proceed to the Public Offering Documents.

Accept

An investment in Keating Capital is subject to significant risks. A more detailed description of the risk factors is found in the section of our Prospectus entitled "Risk Factors." You should read and understand all of these risk factors before making your decision to invest in shares of our common stock.

Please read the risks below and then click Accept to proceed to the Keating Capital investor materials.

- We are a new company with a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.
- We are dependent upon key management personnel of Keating Investments, our investment adviser, for our future success, particularly Timothy J. Keating, Ranjit P. Mankekar, Kyle L. Rogers and Frederic M. Schweiger. If we lose any member of Keating Investments' senior management team, our ability to implement our business strategy could be significantly harmed.
- The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our net ordinary income and realized net capital gains, particularly during the period before we have substantially invested the net proceeds from this offering or realized any capital gains from the disposition of our investments and thus portions of the distributions that we make may represent a return of capital. We may not be able to pay you distributions, and our distributions may not grow over time.
- Our investment adviser and its management have no prior experience managing a business development company.
- Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks and may result in dilution to our current stockholders.
- Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.
- Our ability to grow will depend on our ability to raise capital.
- In the event we borrow money, which we currently do not intend to do, the potential for gain or loss on amounts invested would be magnified and may increase the risk of investing in us.
- Our financial condition and results of operations depends on our ability to manage our future growth effectively.
- We operate in a highly competitive market for investment opportunities.

- A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments.
- Even in the event the value of your investment declines, the base management fee and, in certain circumstances, the incentive fee will still be payable.
- We will remain subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code.
- There is a risk that you may not receive distributions or that our distributions may not grow over time.
- We do not anticipate generating net ordinary income to distribute to our stockholders in the near future, and if we do make distributions, they will likely be paid from our realized net capital gains or represent a return of capital.
- We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
- Our quarterly and annual operating results will be subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.
- We are subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments.
- Although we may receive current income in the form of interest and dividends from our portfolio company investments, the primary source of our distributions will be from net capital gains realized from the sale of our portfolio company investments, the timing of which we cannot predict and, as a result, we will likely have substantial fluctuations in our distributions from quarter to quarter.
- There are significant potential conflicts of interest which could impact our investment returns.
- Our Board of Directors may be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.
- Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.
- Keating Investments and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.
- Changes in laws or regulations governing our operations may adversely affect our business.
- Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
- Our investment adviser can resign on 120 days' notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
- To the extent that we do not realize net ordinary income or choose to distribute any realized capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.
- As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.
- Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions make it more difficult for us to achieve our investment objective, particularly as they are likely to have an even greater impact on the micro-cap and small-cap companies we intend to target. This may adversely affect the financial condition and operating results of certain micro-cap and small-cap companies in which we may invest, as well as reduce the availability of attractive micro-cap and small-cap targets for potential investment.
- We are currently in a period of capital markets disruption and we continue to experience recessionary conditions. These conditions are likely to have a more severe impact on micro-cap and small-cap companies, which may adversely affect our portfolio companies and reduce the number of potential micro-cap and small-cap company investments that meet our investment criteria.
- The potential for Keating Investments to earn incentive fees under the Investment Advisory and Administrative Services Agreement may create incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case, and Keating Investments may have an incentive to increase portfolio leverage in order to earn higher base management fees.
- Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of losses suffered by a few of these investments.
- We expect to concentrate our investments in micro-cap and small-cap companies, which are subject to many risks, including periodic downturns.
- Even if the equity securities of our public portfolio companies may be sold in the public markets, we expect these securities will initially be thinly traded and, as a result, the lack of liquidity in our investments may adversely affect our business, and will delay distributions of gains, if any.

- There is currently no public market for shares of our common stock, and we may be unable to obtain a listing of our shares on a U.S. Senior Exchange or the OTC Bulletin Board within our proposed timeframe. As a result, it may be difficult for you to sell your shares.
- Since we have raised the minimum offering amount, the purchase price at which you purchase shares will be determined at each monthly closing date. As a result, your purchase price may be higher than the prior monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior monthly closing price.
- This is a "best efforts" offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

The shares will be offered to the public through Andrew Securities, LLC, which will act as the dealer manager, and through other selected dealers that are members of the Financial Industry Regulatory Authority. Securities are not FDIC-insured, nor bank guaranteed, and may lose value. Broker-dealers are reminded that communications sent or delivered to any person must be accompanied or preceded by a prospectus in accordance with the Securities Act of 1933, as amended.

This presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Keating Capital before investing. The Offering may be made only by means of a prospectus.

Notice to New York Investors: No offering is made to New York residents except by a prospectus filed with the Department of Law of the State of New York. The attorney general of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

KEATING CAPITAL

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Investors

Opportunity | Unique Fund | How the Fund Works | How to Invest | Investor FAQs

How to Invest

Individuals interested in investing in Keating Capital may download the Public Offering documents listed below or contact the Dealer Manager, Andrews Securities, LLC, at (707) 758-3881 or cws@andrewssecurities.com for additional information and to request a copy of Keating Capital's Prospectus.

You may also download Andrews Securities Wholesalers' contact information and territory map.

Keating Capital, Inc. Public Offering Documents

- Executive Summary
- Offering Terms
- Investor Brochure
- Prospectus
- Subscription Agreement

Call us: (720) 889-0139

Email: info@keatingcapital.com

Subscribe to our Newsletter

Our Blog

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

Read more

Andrews Securities Wholesaler Territory and Contact Information



AK
WA
MT
OR
ID
NV
CA
AZ
HI
WY
UT
CO
NM
TX
OK
AR
LA
ND
SD
NE
KS
MN
IA
MO
WI
MI
IL
IN
OH
KY
TN
NC
SC
MS
AL
GA
FL
NY
PA
WV
VA
ME

Northeast
Richard Brand
(862) 248-0997
rab@andrewssecurities.com

North Central
Jon Bartholomew
(773) 420-8725
jmb@andrewssecurities.com

West Coast
Chris Sloan
(707) 758-3881
cws@andrewssecurities.com

South Central
Patrick Morelli
(303) 728-3429
pwm@andrewssecurities.com

Southeast
Mendy Frost
(813) 597-7727
mfrost@andrewssecurities.com

Questions and Answers About our Public Offering

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See "Prospectus Summary" and the remainder of our Prospectus for more detailed information about our structure, our business and our public offering.

What is a business development company?

Business development companies, also commonly referred as BDCs, are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. Business development companies make investments in private or public companies in the form of debt or equity capital, with the goal of generating current income and/or capital growth. Business development companies can be internally or externally managed and qualify to elect to be taxed as "regulated investment companies" for federal tax purposes.

What is a "RIC"?

A "RIC" is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders from its tax earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its "investment company taxable income," which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See "Material U.S. Federal Income Tax Considerations" of our Prospectus for more information regarding RICs.

Who will choose which investments to make?

Keating Investments will manage our day-to-day operations and will determine companies in which we will invest. Our investment adviser's Investment Committee must unanimously approve each new investment that we make. The members of the Investment Committee currently consist of Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger, who are senior investment professionals of Keating Investments and executive officers of ours. Our Board of Directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the Investment Advisory and Administrative Services Agreement, will annually review the compensation we pay to Keating Investments and determine that the provisions of the Investment Advisory and Administrative Services Agreement are carried out.

What is the experience of Keating Investments?

Keating Investments was formed in 1997 and has been an investment adviser registered under the Advisors Act since 2001. Timothy J. Keating, Ranjit P. Mankekar, Kyle L. Rogers and Frederic M. Schweiger, who are also the senior investment professionals of Keating Investments, have over 65 years of collective experience in the financial sector. Keating Investments currently manages no other funds other than Keating Capital.

Prior to our formation, Keating Investments and its senior investment professionals, other than Frederic M. Schweiger, previously managed Keating Reverse Merger Fund, LLC, or the Keating Reverse Merger Fund, which invested in 13 micro-cap companies and had gross assets of approximately $20.5 million prior to its planned liquidation in December 2007. In addition, subsequent to the Keating Reverse Merger Fund becoming fully invested, Keating Investments and its senior investment professionals, other than Frederic M. Schweiger, managed six special purpose investment companies, each of which was formed to invest in a micro-cap company seeking to obtain public company status through a reverse merger with an existing public company. In connection with these investment activities, Keating Investment's senior investment professionals, other than Frederic M. Schweiger, also arranged bridge financing through funds Keating Investments managed for many of the micro-cap companies in which those funds were invested and provided financial communications and marketing assistance to such micro-cap companies to help create greater market visibility and liquidity after achieving public company status.

How does a "best efforts" offering work?

When shares of common stock are offered to the public on a "best efforts" basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the shares of our common stock. Broker-dealers do not have a firm commitment or obligation to purchase any of the shares of common stock.

How long will our public offering last?

This is a continuous offering of our shares as permitted by the federal securities laws. Our offering commenced on June 11, 2009, and will conclude on June 30, 2011. All subscriptions must be received on or before the date our offering concludes.

Will I receive a stock certificate?

Yes, to the extent you request one. You may request that our transfer agent issue you a physical certificate evidencing your shares. To the extent that you do not request a physical share certificate, your shares will instead be registered in book entry form.

Who can buy shares of common stock in our public offering?

In general, you may buy shares of our common stock pursuant to our Prospectus if you have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor's overall investment objective and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder's overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his entire investment, (c) the lack of initial liquidity of the shares, (d) the background and qualifications of Keating Investments, and (e) the tax consequences of the investment. Information that is relevant for this purpose will include, at least, the prospective stockholder's age, investment objective, income, net worth, financial situation and other investments of the prospective stockholder.

Generally, you must purchase at least $5,000 in shares of our common stock. Certain volume discounts may be available for large purchases. See "Plan of Distribution" in our Prospectus. After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $1,000, except for purchases made pursuant to our dividend reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description in our Prospectus under "Suitability Standards."

Our affiliates may also purchase shares of our common stock. The selling commission, the dealer manager fee and the organization and offering expense reimbursement that are payable by other investors in our offering will be reduced or waived for our affiliates.

How do I subscribe for shares of common stock?

If you meet the suitability standards and choose to purchase shares in our offering, you will need to (i) complete a subscription agreement, the form of which is attached to our Prospectus as Appendix A, and (ii) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will generally be accepted or rejected by us within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers with interest and without deduction for any expenses within ten business days from the date the subscription is rejected.

Is there any minimum initial investment required?

Yes. To purchase shares in our offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in our offering must be in amounts of at least $1,000, except for additional purchases pursuant to our dividend reinvestment plan. See "Plan of Distribution" in our Prospectus.

Can I invest through my IRA, SEP or after-tax deferred account?

Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See "Suitability Standards" in our Prospectus for more information.

How will the payment of fees and expenses affect my invested capital?

The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock.

Will the distributions I receive be taxable?

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Will I be notified on how my investment is doing?

In addition to filing reports with the SEC, until such time as our shares are listed on a U.S. Senior Exchange, within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.keatingcapital.com and on the SEC's website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the Prospectus, or the registration statement of which the Prospectus is a part.

When will I get my detailed tax information?

We intend to send to each of our U.S. stockholders, within 75 days after the end of our fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain.

Are there any restrictions on the transfer of shares?

No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

Portfolio

Company	Description	Industry
livescribe www.livescribe.com	Developer and marketer of a mobile, paper-based computing platform consisting of smartpens, dot paper, smartpen applications, accessories, desktop software, an online community and development tools. Oakland, California	Consumer Products
MBA Polymers, Inc. www.mbapolymers.com	Global manufacturer of recycled plastics using sourced goods, such as computers and electronics, to produce various types of plastics as green replacements for virgin plastics. Richmond, California	Clean Technology
NeoPhotonics Innovation Through Integration www.neophotonics.com	Leading developer and vertically integrated manufacturer of photonic integrated circuit based components, modules and subsystems for use in telecommunications networks. San Jose, California	Technology
solazyme® www.solazyme.com	Leader in the development and commercialization of algal oil and bioproducts for the fuels and chemicals, nutritionals and health sciences markets. San Francisco, California	Clean Technology

For more information about our portfolio and investment criteria, please contact Kyle Rogers at (720) 889-0132 or kr@keatinginvestments.com.

Entrepreneurs

Equity Partners | Investment Criteria | Investment Structures

Equity Partners

Keating Capital partners with entrepreneurs who are seeking growth capital in conjunction with going public. As minority, non-controlling capital partners, we respect entrepreneurial achievement and have no desire to interfere with businesses that are already running well. Keating Capital may be the right partner for:

Entrepreneurs who Seek

- Growth capital
- A public stock currency for making acquisitions or to attract and retain quality employees
- To continue to manage and grow their businesses

Entrepreneurs who Want to Avoid

- Outside management interference from VC or private equity investors
- Ceding management control or control of the board
- Possible impairment of the company's balance sheet through financial engineering or the addition of leverage

For additional information or to submit a business plan, please contact Kyle Rogers at (720) 889-0132 or kr@KeatingInvestments.com.

You may also download our Executive Summary for additional information.

> Investment Criteria

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

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KEATING CAPITAL

Equity Partners for Companies Primed to Become Public®

Executive Summary

3rd Quarter 2010

www.KeatingCapital.com

Keating Capital's Value Proposition

Keating Capital invests in companies that:

- Want to go public within 18 months
- Are seeking equity capital to fund growth
- Are market leaders with compelling appeal

We are the right partners because we have:

- Expertise in transitioning companies from private to public status
- Experience taking companies public through alternative paths, including direct listings
- An extensive retail broker network that can provide access to broader shareholder base
- A model that enables qualified companies to realize the substantial valuation premium enjoyed by successful public companies

Growth Capital + Going Public

Keating Capital, Inc. is a closed-end fund that specializes in making pre-IPO investments in innovative, high growth companies that are committed to becoming public. Keating Capital is managed by Keating Investments, LLC, an SEC-registered investment adviser founded in 1997. Since its formation, Keating Investments has been investing in micro- and small-cap private and public companies, having completed many successful going public transactions.

Permanent, Non-Control Capital

Unlike venture capital and private equity firms, we are not obliged to return capital to our investors by any fixed date. Our shareholders will have the ability to sell their shares on a national securities exchange once they are publicly traded, which is expected in the second half of 2011. For this reason, we are providers of permanently committed capital to our portfolio companies. Also unlike many venture capital and private equity firms, we make minority investments and do not require board control.

Liquidity Premium

Publicly traded companies are generally valued higher than comparable private company peers because investors are willing to pay more for an asset in its most liquid form. Our value creation model helps transform qualified private companies into fully valued public companies, thus attempting to capture the liquidity premium for all stakeholders.

Keating Capital Investment Criteria



- Later stage, $10 million+ in revenue
- Seeking growth capital
- At or near EBITDA profitability
- Accelerating earnings growth
- Public listing within 18 months; exchange qualified
- Public market sizzle

Portfolio Companies

livescribe

Based in Oakland, CA, Livescribe is a developer and marketer of a paper-based mobile computing platform consisting of smartpens, dot paper, and smartpen applications.

NeoPhotonics

NeoPhotonics is a San Jose, CA-based leading developer and vertically integrated manufacturer of photonic integrated circuit based components for use in telecommunications networks.

solazyme

Solazyme, a renewable and green bioproducts company, is based in San Francisco, CA, and considered a leader in the development and commercialization of algal oil and bioproducts.

For additional information or to submit a business plan, please contact a member of our Investment Team or call (720) 889-0139.

Investment Team

Investment Committee

Timothy J. Keating
Founder and President of Keating Investments; previously, senior manager, Equity and Equity Derivatives, Bear Stearns, Nomura and Kidder, Peabody; 1985 *cum laude* graduate, A.B., Harvard College
tk@keatinginvestments.com

Kyle L. Rogers
Previously, financial analyst, Goldman Sachs; CFA Charterholder; 1999 graduate, B.A., Dartmouth College
kr@keatinginvestments.com

Rick M. Schweiger
Previously, founder, Garisch Financial, Inc. and CFO, Old World Industries; 1987 Masters of Law in Taxation, LLM, New York University; 1985 *magna cum laude* graduate, J.D., Marquette University Law School; 1982 *magna cum laude* graduate, B.B.A., University of Notre Dame
rs@keatinginvestments.com

Origination

Rexford A. Darko
Previously, managing director, New York equity research firm Griffen-Rose; senior analyst, Prospect Street Ventures; 2002 Dean's List graduate, M.B.A., Columbia Business School; 1992 graduate, LLM, University College, London; 1988 graduate, LLB, King's College, London
rd@keatinginvestments.com

Independent Directors

Andrew S. Miller
Founder of Rapid Funding, LLC

William F. Owens
Former two term Governor of Colorado

J. Taylor Simonton
Former partner of PricewaterhouseCoopers

Why Keating Capital? Why Now?

Value Added: Public Markets Expertise

Going public is possible and desirable for promising businesses seeking to reach their maximum potential. It is not surprising that landmark success stories of recent decades demonstrate that significant value creation occurs in companies after they have gone public.

Result: Going Public Certainty

With over a decade of management experience in taking companies public through alternatives to traditional IPOs, Keating Capital possesses all of the requisite technical skills and expertise to guide an issuer successfully toward an alternative direct listing if the IPO market is closed or a traditional IPO is unsuccessful. Our direct listing approach provides our portfolio companies greater certainty of successfully becoming public in a sometimes volatile market.

Value Transformation Event: Private-to-Public


Enterprise Value (Million)
$200
$150
$100
$50
$0
Up to 100% increase in value
Value Transformation Event: Private-to-Public
Public
Private
0
1 yr.
2 yr.
3 yr.

Enterprise Value scenarios for companies growing 25%/year after capital infusion

Value Added: Aftermarket Support Expertise

The challenge for public companies, particularly small ones, is to create a stock that is widely held, actively traded, and fully valued. This can only be achieved through a thoughtful and well-executed aftermarket support program with several key elements, including attracting retail and institutional stockholders, gaining analyst research coverage and conducting non-deal road shows. As the only fund of its kind in the U.S., Keating Capital has a unique platform that is focused on delivering incremental aftermarket value to our portfolio companies.

Result: Enhanced Visibility

We work with investment banking firms that specialize in emerging growth public companies for pre-IPO and follow-on offerings. As part of that process, we regularly interact with equity analysts in the relevant coverage areas, as well as with market-makers active in the small-cap arena. We have also forged relationships with select, like-minded, fundamentally-driven institutional investors that take positions in publicly traded small-cap companies with outstanding potential.

Entrepreneurs

Equity Partners | Investment Criteria | Investment Structures

Investment Criteria

An attractive investment candidate for Keating Capital has the following characteristics:

- Later stage, $10 million+ in revenue
- Seeking growth capital
- At or near EBITDA profitability
- Accelerating earnings growth
- Public listing within 18 months; exchange qualified
- Public market sizzle

For additional information or to submit a business plan, please contact Kyle Rogers at kr@KeatingInvestments.com or (720) 889-0132.

You may also download our Executive Summary for additional information.

> Investment Structures

Call us: (720) 889-0139

Email: info@keatingcapital.com

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

Read more

Entrepreneurs

Investment Structures

Our investments will generally take the form of either "sponsored deals" or "financing participation deals."

Sponsored Deal

In a sponsored deal, we are generally the lead or primary investor, and are principally responsible for setting the terms and conditions of the investment, establishing the going public process, milestones and timing, and providing going public assistance and guidance.

Financing Participation Deal

In a financing participation deal, typically we participate in a current private offering round being self-underwritten by the potential portfolio company or distributed by placement agents. Typically, the terms of a financing participation deal are already established by the issuer and/or placement agent and are consistent with a financing intended to be the last financing prior to an initial public offering. Issuers in these types of deals generally have a greater level of public company experience or knowledge amongst its management team and principal investors and an expectation to go public within our targeted time frame.

For additional information or to submit a business plan, please contact Kyle Rogers at (720) 889-0132 or kr@KeatingInvestments.com.

You may also download our Executive Summary for additional information.

Call us: (720) 889-0139

Email: info@keatingcapital.com

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

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Releases

MBA Polymers Receives Investment from Keating Capital Oct 20, 2010	517.9 KB
Keating Capital Makes Investment in Livescribe's Preferred Stock Sep 13, 2010	10.7 KB
Solazyme Featured in *Wall Street Journal* Sep 9, 2010	9.6 KB
Keating Capital Reports Q2 '10 Quarterly Results Aug 16, 2010	13.2 KB
Keating Capital Makes Investment in Solazyme Aug 10, 2010	11.8 KB
Keating Capital's First Portfolio Company, NeoPhotonics, Files for IPO Apr 22, 2010	10.0 KB
Rick Schweiger Joins Keating Investments Mar 31, 2010	9.0 KB
Keating Capital Terminates Letter of Intent with Industriaplex Feb 12, 2010	10.0 KB
Keating Capital Makes First Portfolio Investment: $1 Million NeoPhotonics Preferred Stock Jan 25, 2010	11.0 KB
Keating Capital Enters into Letter of Intent with Industriaplex Nov 20, 2009	11.3 KB

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

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Nov 16, 2010 11:00 AM ET	**Keating Capital Q3 2010 Quarterly Update Call** Remind me

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

Read more

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SEC Filings

View: All Filings   Year: All Years

Filing	Description	Date Filed	Size	View
40-17G	Form 40-17g	Oct 21, 2010	206.4 KB	
8-K	Current Report	Oct 21, 2010	95.0 KB	
497AD	Other	Oct 8, 2010	1.4 MB	
497	Definitive Materials	Sep 22, 2010	91.2 KB	
3	Schweiger Frederic	Sep 8, 2010	16.6 KB	
4	Green, Brett William	Sep 8, 2010	17.5 KB	
497	Definitive Materials	Sep 8, 2010	50.5 KB	
8-K	Current Report	Sep 8, 2010	19.2 KB	
POS EX	Post-Effective Amendment	Aug 12, 2010	72.0 KB	
497	Definitive Materials	Aug 12, 2010	505.8 KB	
10-Q	Quarterly Report	Aug 12, 2010	520.1 KB	
8-K	Current Report	Aug 9, 2010	27.0 KB	
8-K	Current Report	Jul 21, 2010	11.9 KB	
497AD	Other	Jul 15, 2010	364.7 KB	
8-K	Current Report	Jul 8, 2010	18.9 KB	

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

Read more

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497AD	Other	Jun 8, 2010	1.0 MB	
497AD	Other	Jun 8, 2010	487.1 KB	
497AD	Other	Jun 8, 2010	490.8 KB	
POS EX	Post-Effective Amendment	May 27, 2010	89.5 KB	
497	Definitive Materials	May 27, 2010	2.0 MB	

Investor Relations

Insider Filings

Filing	Description	Date Filed	Size
3	Schweiger Frederic	Sep 8, 2010	16.6 KB
4	Green, Brett William	Sep 8, 2010	17.5 KB
3	Owens William F	Apr 17, 2009	15.8 KB
3	Ungar Jonathan	Jan 27, 2009	16.3 KB
3	Rogers Kyle L	Jan 22, 2009	16.5 KB
3	Green Brett William	Jan 22, 2009	16.6 KB
3	Simonton Taylor	Jan 22, 2009	16.4 KB
3	McDonald Anthony K	Jan 22, 2009	16.4 KB
3	Miller Andrew S	Jan 22, 2009	16.3 KB
3	Mankekar Ranjit Prakash	Jan 22, 2009	16.6 KB
3	Keating Timothy J	Jan 22, 2009	18.7 KB

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

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Corporate Governance

The Board of Directors of Keating Capital, Inc. (the "Company") sets high standards for the Company's employees, officers and directors. Implicit in this philosophy is the importance of sound corporate governance. It is the duty of the Board of Directors to serve as a prudent fiduciary for shareholders and to oversee the management of the Company's business. To fulfill its responsibilities and to discharge its duty, the Board of Directors follows the procedures and standards that are set forth in these guidelines. These guidelines are subject to modification from time to time as the Board of Directors deems appropriate in the best interests of the Company or as required by applicable laws and regulations.

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Code of Business Conduct and Ethics	37.9 KB
Code of Ethics	38.7 KB
Audit Committee Charter	36.9 KB
Valuation Committee Policy	22.8 KB

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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

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Committee Composition	Audit	Valuation
Timothy J. Keating		
Ranjit P. Mankekar		Member
Andrew S. Miller I	Member	Member
J. Taylor Simonton I	Chair	Chair
William F. Owens I	Member	

Chair = Chair Member = Member I = Independent Director

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Keating Capital, Inc. Newsletter - 3rd Quarter 2010	Download
Keating Capital, Inc. Newsletter - 2nd Quarter 2010	Download
Keating Capital, Inc. Newsletter - 1st Quarter 2010	Download
Keating Capital, Inc. Newsletter - 4th Quarter 2009	Download

White Papers

Direct Listings: A More Certain Path to Nasdaq – September 2010	Download
Aftermarket Support: How to Create a Liquid Public Stock – August 2010	Download
Why Go Public?: The $100 Million Question – July 2010	Download
Yale Endowment Model is Not Dead - November 2009	Download
Mining the Gems in Private Equity - September 2009	Download
True Alpha, Does it Exist? - December 2008	Download

Call us: (720) 889-0139
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MBA Polymers Receives Investment from Keating Capital

OCTOBER 2010

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock of MBA Polymers, Inc.

Read more

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Contact

Keating Capital Inc.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111

(720) 889-0139
info@keatinginvestments.com



Located 10 miles south of Denver
in the Denver Tech Center

Investor Relations
Margie Blackwell
(720) 889-0133
mb@keatinginvestments.com

General Information
Chrissy Neusen
(720) 889-0139
cn@keatinginvestments.com

Investment Opportunities
Kyle Rogers
(720) 889-0132
kr@keatinginvestments.com

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DISCLAIMER: This Blog is a general communication of Keating and is not intended to be a solicitation to purchase or sell any security. The information contained in this Blog should not be considered to be part of Keating Capital's Prospectus. The offering and sale of Keating Capital's shares may only be made pursuant to Keating Capital's Prospectus, which includes certain risk factors in the "Risk Factors" section of such Prospectus.

MBA Polymers Receives Investment from Keating Capital

October 2010

Submitted by Margie L. Blackwell, Keating Investments, LLC

On October 15, 2010, Keating Capital, Inc. made a $1.1 million investment in the $25 million Series G Convertible Preferred Stock offering of MBA Polymers, Inc. This investment is our fourth portfolio company investment and our second investment in the cleantech space. To learn more about MBA Polymers, please view the entire press release at http://ir.keatingcapital.com/releasedetail.cfm?ReleaseID=520872.

Posted in Press Releases | No Comments »

New White Papers

October 2010

Submitted by Margie L. Blackwell, Keating Investments, LLC

During the summer, Keating Investments published a set of three inter-related white papers that address in detail many of the critical questions that small private companies face when considering going public. You may download a copy of each of these white papers from our Blog page.

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Tim Keating to Speak at Modern Energy Investor Forum

September 2010

Submitted by Margie Blackwell, Keating Investments, LLC

Tim Keating, President of Keating Investments, will be speaking at the Modern Energy Investor Forum which is being held in Denver on September 22-25, 2010. The Forum is organized by Meetings International Natural Resources Enterprise LLC (MiNE), a Denver-based firm that organizes private conferences for institutional investors with a focus on Natural Resources.

What exactly is Modern Energy?

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According to MiNE, Modern Energy is "an umbrella term to incorporate all types of energy including, but not limited to, solar, wind, wave, hydro, biofuels, biomass, geothermal, nuclear, magnetics, energy storage, conservation and new ways of generating and conserving energy we have yet to discover. Modern Energy is the future of energy. "

To learn more about MiNE and and its conferences, please visit www.minellc.com.

The opinions set forth above do not necessarily represent the opinions of Keating Capital, Inc. or Keating Investments, LLC.

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Direct Listings: A More Certain Path to Nasdaq

September 2010

Submitted by Rick Schweiger, Keating Investments, LLC

A structurally compromised IPO market has prevented many deserving companies from going public and enjoying the many benefits associated with having public company status, such as higher valuations, superior access to capital and a stock currency for acquisitions. It needn't be this way. For public-ready companies, there is an alternative to the traditional IPO that is not fraught with the uncertainty that by definition characterizes a firm commitment initial public offering. That alternative is a so-called "direct listing." Unlike the IPO, which combines a public offering and an exchange listing in a single step, the direct listing separates the going public process into two discrete steps – an exchange listing and a subsequent follow-on or alternative registered offering. The direct listing process provides a relatively quick, certain and cost effective way to get access to these capital raising options – all of which can be completed using what is known as a shelf registration – where shares are SEC registered in advance and then sold "off the shelf" when market conditions are most favorable. This white paper explains what a direct listing is, how it works, why it should be considered as an IPO alternative, and what capital raising options are available to exchange-listed companies, including and especially those companies that go public through a direct listing.

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Aftermarket Support: How to Create a Liquid Public Stock

August 2010

Submitted by Timothy J. Keating, Keating Investments, LLC

Public companies can enjoy many benefits, particularly significantly higher valuations and superior access to capital, compared to privately owned businesses. These benefits are conditional on the existence of a "liquid" market for the company's shares. Illiquidity can prevent the stock of a smaller public issuer from achieving the higher valuations enjoyed by its peers, thereby negating one of the primary benefits of being public. The goal of any publicly traded company, therefore, should be to have its stock become widely held, actively traded, fully valued, and covered by at least one research analyst. But what exactly do these things mean? This white paper creates a framework for objectively defining and quantifying these terms and outlines a path to the holy grail of liquidity.

Download the PDF

Posted in White Papers | No Comments »

Aftermarket Support: How to Create a Liquid Public Stock

August 2010

Submitted by Timothy J. Keating, Keating Investments, LLC

Public companies can enjoy many benefits, particularly significantly higher valuations and superior access to capital, compared to privately owned businesses. These benefits are conditional on the existence of a "liquid" market for the company's shares. Illiquidity can prevent the stock of a smaller public issuer from achieving the higher valuations enjoyed by its peers, thereby negating one of the primary benefits of being public. The goal of any publicly traded company, therefore, should be to have its stock become widely held, actively traded, fully valued, and covered by at least one research analyst. But what exactly do these things mean? This white paper creates a framework for objectively defining and quantifying these terms and outlines a path to the holy grail of liquidity.

Download the PDF

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Alternative Public Market Strategies for High Growth Companies

August 2010

Submitted by Margie L. Blackwell, Keating Investments, LLC

Recently, Faegre & Benson LLP, one of the 100 largest law firms headquartered in the U.S., and Baker Tilly Virchow Krause, a full-service accounting and advisory firm, sponsored an informative seminar and panel discussion regarding alternative going public strategies. Faegre speakers included Michael Coddington, Jason Day, David Miller, Donald Stewart and Jonathan Zimmerman. Also included in the panel discussion was Rick Schweiger, Chief Operating Officer at Keating Investments; Octavio Cabral, Partner at Collins Barrow; Janis Koyanagi, Director of Business Development at the Toronto Stock Exchange; Rick Hartfiel, Head of Investment Banking at Craig-Hallum Capital Group; and Mike McKee, Partner at Baker Tilly.

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Why Go Public?: The $100 Million Question

July 2010

Submitted by Timothy J. Keating, Keating Investments, LLC

Entrepreneurs seeking capital to monetize and maximize their enterprise values have always faced a pivotal choice: either sell out or go public. Once upon a time in America, the default choice for a venture capitalist or entrepreneur worth his salt was easy: go for the IPO. In the last decade or so, however, the table has turned and the IPO has now become the exception rather than the rule. This choice has profoundly adverse implications for American jobs, growth and ultimately competitiveness. The stakes couldn't be higher. This white paper will argue that the benefits of going public—especially for smaller companies—vastly outweigh the costs and can represent as much as $100 million or more in lost value for a small company.

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Relief (at Last) from Sarbanes-Oxley for Smaller Public Companies!

July 2010

Submitted by Rick Schweiger, Keating Investments, LLC

Now that President Obama has signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Act"), publicly reporting companies with a public float below $75 million are permanently exempt from the auditor attestation requirements under Section 404(b) of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act"). Under the Section 404(a) of the Sarbanes-Oxley Act, all public companies are required to assess the effectiveness of their internal control over financial reporting, while Section 404(b) required the company's independent auditors to report on management's assessment.

Since enactment, the provisions of Section 404(b) have been the source of much controversy, especially the anticipated compliance burdens on smaller reporting companies. This led the SEC to delay the compliance date for Section 404(b) for smaller reporting companies several times. While smaller reporting companies are still required to disclose management's assessment of its internal control over financial reporting, the permanent exemption from the auditor attestation requirement is a significant victory for small public companies and for the future prospects of small business capital formation in the U.S. And as an interesting aside, the Act also requires the SEC to study ways to reduce the burdens of compliance with Section 404(b) on companies with $75 million to $250 million in market capitalization. Let's hope this is only the beginning of much-needed small business regulatory reform.

The opinions set forth in the foregoing article do not necessarily represent the opinions of Keating Capital, Inc. or Keating Investments, LLC.

Posted in Regulatory | No Comments »

Grant Thornton Announces Update to U.S. IPO Market Study

July 2010

Submitted by Margie L. Blackwell, Keating Investments, LLC

I found the new information provided by Grant Thornton LLP's Capital Markets Group in its updated U.S. IPO Market Study, released on June 21st, to be very interesting in light of the current condition of the traditional IPO market. The release of *Market structure is causing the IPO crisis – and more* provides new and updated data that analyzes how the IPO market structure drives job losses. The White Paper also addresses misconceptions about the impact of private equity, penny stocks and inflation on new public equity offerings.

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Embracing the Pink OTC Market Model

June 2010

Opinion by Timothy J. Keating

Previously in this column, we had noted that in 2001 there was an average of 306 market makers quoting prices in stocks trading on the FINRA operated Over-the-Counter Bulletin Board (OTCBB). That number had dwindled to 199 at the end of 2008 and 160 at the end of 2009. As of April, the number stood at 135. There are now some 51,127 priced market maker quotes on Pink Quote vs. 9,615 on the OTCBB.

The OTCBB is now terminally ill; the faster that FINRA pulls the plug the better.

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DISCLAIMER: This Blog is a general communication of Keating and is not intended to be a solicitation to purchase or sell any security. The information contained in this Blog should not be considered to be part of Keating Capital's Prospectus. The offering and sale of Keating Capital's shares may only be made pursuant to Keating Capital's Prospectus, which includes certain risk factors in the "Risk Factors" section of such Prospectus.

Over the Rainbow of the IPO Market: In Search of Silver Linings

March 2010

Opinion by Timothy J. Keating

"Toto, I've a feeling we're not in Kansas any more. We must be over the rainbow!"

If the Tech Bubble of 1999-2000 was the Kansas of the IPO market, then no, Toto, we're definitely not in Kansas any more. But is where we are today really all that is on the other side of the rainbow? No, and here are a number of important silver linings that provide hope for a more robust and vibrant IPO market—particularly for small issuers.

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Erosion of Aftermarket Support: The Double Whammy of Unintended Consequences

December 2009

Opinion by Timothy J. Keating

We have written in the past about the many factors that have conspired to compromise the traditional, underwritten IPO, particularly for smaller issuers that raise less than $50 million in a public offering. The causes of the extinction of the small IPO include: Sarbanes-Oxley, Regulation FD and the Spitzer "global settlement" on equity research. But it's not only the primary market that has been affected. Although less headline grabbing, the knock-on effects of these ill-conceived "reforms" have also had insidious impacts on the pillars of the aftermarket, namely research and trading.

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The Yale Endowment Model of Investing is Not Dead

November 2009

By Timothy J. Keating

For many years, the Ivy League has been known for its traditions, its gothic buildings, and, until recently, the mystique of its mammoth-sized endowments that consistently generated incredibly high returns in bull and bear markets alike. Ivy League and other large endowments, weighing in at billions of dollars, were able to achieve these extraordinary results by following what is often called the "Yale Model" for endowments developed by Yale University's Chief Investment Officer, David Swensen, under which they invested heavily in alternatives such as private equity and hedge funds. Until very recently, it seemed to some that the Yale Model was invincible.

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Rallying Around the National Venture Capital Association's 4-Pillar Plan

September 2009

Opinion by Timothy J. Keating

The National Venture Capital Association recently published a 4-pillar plan to restore liquidity to the U.S. venture capital industry. The four pillars in the plan are: Ecosystem Partners, Enhanced Liquidity Paths, Tax Incentives and Regulation.


Job Creation
Innovation
I
Ecosystem Partners
II
Enhanced Liquidity Paths
III
Tax Incentives
IV
Regulation
VC Industry
U.S. Government

Source: NVCA, "NVCA 4-Pillar Plan to Restore Liquidity in the U.S. Venture Capital Industry," April 2009

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Mining the Gems in Private Equity

September 2009

By Timothy J. Keating

Shortly after the Sarbanes-Oxley Act of 2002 was implemented, it suddenly became very unfashionable to be public—particularly for smaller companies. Out went the emerging growth underwriters of the 1990s (Montgomery, Robertson Stephens, Hambrecht & Quist, to name a few), and in came the leveraged buyout artists to take companies to the promised land of being private…before going public again. So now that enough time has passed, how has it all worked out? That depends. If you were a private company or a limited partner in a private equity fund, the track record has been mixed, at best. If, however, you were a private equity sponsor, chances are that in the era of cheap money that recently ended (and by charging fees for every activity imaginable) you probably did pretty well.

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The Hobson's Choice of Reviving Small Business Capital Formation

June 2009

Opinion by Timothy J. Keating

In his opening remarks to the 2007 Government-Business Forum on Small Business Capital Formation, former SEC Chairman Christopher Cox acknowledged the critical importance of small business to the U.S. economy:

- "Small firms represent…99.7% of all the employer firms in the United States.They employ half of the entire labor force in the private sector."
- "Of all the net new jobs created in our country, small business generated between 60 percent and 80 percent in every year during the last decade."

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True Alpha – Does it Exist?

December 2008

By Timothy J. Keating

Traditionally, investors have focused on portfolios consisting of the three primary asset classes: stocks, bonds and cash. Many financial models often recommend allocations to non-traditional asset classes and strategies that have a low correlation to the market. Although a number of these strategies failed to deliver under the extreme stress test of 2008, alpha can still be found in a number of strategies. As investors prepare to reposition their portfolios, absolute return strategies with genuine sources of alpha should be part of the equation. But investors and advisers seeking this alpha should be careful to only select strategies that are easy to understand, are capable of generating absolute returns without the benefit of leverage, provide diversification and low correlation to the stock market, are transparent and, if at all possible, are packaged in the form of liquid investments.

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5. Keating Capital Tombstone Advertisement

Keating Capital, Inc.
Offering Terms

10 million shares of common stock

$10 per share

Maximum of $100 million

KEATING CAPITAL

(720) 489-4908
www.keatingcapital.com

Keating Capital, Inc. is a closed-end fund that specializes in making pre-IPO investments in innovative, high growth companies that are committed to becoming public.

Keating Capital, Inc. ("Keating Capital") is a Maryland corporation that has elected to be regulated as a business development company under the Investment Company Act of 1940. This advertisement does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Keating Capital before investing. This offering may be made only by means of a prospectus, copies of which may be obtained from Keating Capital.